UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8 – K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 7, 2013

PEOPLES FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Mississippi

(State or Other Jurisdiction of Incorporation)

01-12103	64-0709834
(Commission File Number)	(IRS Employer Identification No.)

152 Lameuse Street Biloxi, MS	39530
(Address of Principal Executive Offices)	(Zip Code)

(228) 435-5511

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Addresss, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2012, Robert M. Tucei, age 66, Vice President of Peoples Financial Corporation and Senior Vice President and Chief Credit Officer of The Peoples Bank, a wholly-owned subsidiary of Peoples Financial Corporation, retired after twenty-seven years of service to the bank. His duties will be reassigned to other officers of the companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2013

PEOPLES FINANCIAL CORPORATION

By:	/s/ Chevis C. Swetman
Chevis C. Swetman
Chairman, President and CEO